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                                 EXHIBIT 32.3

                     CERTIFICATION BY ARHTUR V. TUCKER, JR.
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Vice President and Controller of Chemed Corporation ("Company"), does hereby certify that:

      1) the Company's Annual Report on Form 10-K for the year ending December 31, 2004 ("Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:      March 23, 2005                      /s/ Arthur V. Tucker, Jr.
                                                ------------------------------
                                                Arthur V. Tucker, Jr.
                                                (Vice President and Controller)